UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2011
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 18, 2011, Wells Fargo & Company (the “Company”) issued a news release (the “News Release”) announcing that the Company’s board of directors declared a dividend of $0.07 per share payable to holders of the Company’s common stock as of March 28, 2011. The dividend will be paid on March 31, 2011. The News Release also announced the Company’s board of directors authorized the repurchase of up to 200 million shares of the Company’s common stock. A copy of the News Release is attached as Exhibit 99 hereto and incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99	News Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2011	WELLS FARGO & COMPANY
	By:	/s/ Timothy J. Sloan
Timothy J. Sloan
Senior Executive Vice President and Chief Financial Officer